UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 28, 2017

Date of Report (Date of earliest event reported)

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland

(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2017, Jazz Pharmaceuticals, Inc. (“Jazz”), a wholly owned subsidiary of Jazz Pharmaceuticals plc (the “Company”), entered into a Pharmacy Master Services Agreement (the “Master Services Agreement”) with Express Scripts Specialty Distribution Services, Inc. (“Express Scripts”), pursuant to which Express Scripts, subject to certain terms and conditions, provides exclusive distribution and other customer and patient support services to Jazz related to the sale and marketing of Xyrem® (sodium oxybate) oral solution (“Xyrem”) in the United States. Under the Master Services Agreement, Jazz is billed monthly for the services performed by Express Scripts. The Master Services Agreement commenced on July 1, 2017 and will expire on June 30, 2019, subject to a one-year extension at the option of Jazz. The Master Services Agreement may be terminated by either party at any time without cause on 180 days’ prior written notice to the other party.

The foregoing is a brief description of the material terms of the Master Services Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Master Services Agreement that will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017. Reference is made to Item 1.02 below with respect to the Jazz’s relationship with Express Scripts.

Item 1.02.	Termination of a Material Definitive Agreement.

Reference is made to the description set forth under Item 1.01 above with respect to the Master Services Agreement, which is incorporated into this Item 1.02 by reference. Upon execution of the Master Services Agreement, the existing master services agreement (the “Prior Master Services Agreement”) dated as of April 15, 2011, as amended, by and among Jazz, Express Scripts and CuraScript, Inc., an affiliate of Express Scripts (“CuraScript”), was terminated, effective July 1, 2017. Prior to entry into the Master Services Agreement by Jazz and Express Scripts, Xyrem was distributed through Express Scripts and CuraScript under the Prior Master Services Agreement. There are no material changes to the rights and obligations of Jazz and Express Scripts between the Master Services Agreement and the Prior Master Services Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Suzanne Sawochka Hooper
Name:	Suzanne Sawochka Hooper
Title:	Executive Vice President and General Counsel

Date: July 3, 2017